Exhibit 3.1

[Seal]

Certificate Number

To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of Incorporation duly signed and verified of KIMBALL HILL & ASSOCIATES, INC. have been filed in the Office of the Secretary of State on the 24th day of March A.D. 1950, as provided by “THE BUSINESS CORPORATION ACT” of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, EDWARD J. BARRETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of incorporation and attach thereto a copy of the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 24th day of March A.D.1950 and of the Independence of the United States the one hundred and 74th

(SEAL)	/s/ Edward J. Barrett
SECRETARY OF STATE.

BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
THE INSTRUCTIONS ON THE BACK THEREOF.

(THESE ARTICLES MUST BE FILED IN DUPLICATE.)

(Do not write in this space)
STATE OF ILLINOIS,		ss.	Date Paid	3-14-50
			Initial License Fee	$ 50
COOK	COUNTY.		Franchise Tax	$ 13.34
			Filing Fee	$
To EDWARD J. BARRETT, Secretary of State:			Clerk	/s/ [ILLEGIBLE]

We, the undersigned,

Name	Number	Street	Address City	State

Elizabeth T. Hill	950	Second Avenue	Des Plaines	Ill.

Kimball Hill	950	Second Avenue	Des Plaines	Ill.

Richard A. Scott	274	Graceland Avenue	Des Plaines	Ill.

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under “The Business Corporation Act” of the State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE

The name of the corporation is:	KIMBALL HILL & ASSOCIATES, INC.

ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 716 Lee Street Street, in the City of Des Plaines	( )
(zone)
County of Cook and the name of its initial Registered Agent at said address is: Elizabeth T. Hill

ARTICLE THREE

The duration of the corporation is: Perpetual

PAID

MAR 24 1950

Edward J. Barrettt
Secretary of State

ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

To manufacture, assemble, buy, sell, exchange, deal in and with goods, wares and merchandise of every class and description.

To carry on a general contracting and construction business; to excavate, grade, pave and construct sewers, bridges, buildings, highways, and public and private works of all kinds; to build, construct, alter, erect, decorate, furnish, fit up and operate buildings of every class and description.

To acquire by purchase, subscription or otherwise and to own, hold, sell, negotiate, dispose of, pledge or otherwise deal in and loan money upon stocks, bonds, debentures, notes, mortgages, and all other forms and kinds of securities, and while the holder thereof, to possess and exercise in respect thereof any and all rights, powers and privileges of ownership;

To acquire or become interested in any securities, properties or rights, by subscription, underwriting, participating in syndicates or otherwise, and to enter into contracts, either alone or with others, for the purchase, issuance and sale of any securities, property or rights, and to act as manager of any underwriting or purchasing or selling syndicate;

To carry on or to participate with others in the promotion, organization, merger, consolidation, financing, liquidation or reorganization of corporations, partnerships or associations engaged in any lawful business enterprise;

To make, enter into and carry out any arrangements which may be deemed to be for the benefit of the corporation, with any corporation, association, partnership, firm, trustee, syndicate, individual, government, state, municipality or other political or governmental division or subdivision, domestic or foreign, or of any combination, organization or entity, domestic or foreign;

To lend money on time or call and with or without security, and to give credit, and to realize upon any property taken by the corporation as security for any loans;

To acquire, own, use, operate, manage, mortgage, make loans upon, lease, release, convey and otherwise dispose of and deal in real estate, real property, or interest therein;

To undertake, conduct, assist, promote and participate in commercial, industrial, manufacturing, mercantile and/or mining enterprises;

Nothing herein contained shall be construed as granting this corporation the power to engage in the business of banking or insurance or of a surety company, or to discount bills and notes or to buy and sell bills of exchange.

ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 100, divided into 1 classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class	Series (If any)	Number of Shares	Par value per share or statement that shares are without par value
Common		100	No par

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

Common - None

ARTICLE SIX

The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

Class of shares	Number of shares	Total consideration to be received therefor:
Common	10		$1,000.00
		$
		$

ARTICLE SEVEN

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: Three

ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $5,000.00

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $5,000.00

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $25,000.00

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $25,000.00

Elizabeth T. Hill
Kimball Hill	Incorporators
Richard A. Scott

OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS,
ss.
COOK	County.

I, DORIS M. GRATIGNY, a Notary Public do hereby certify that on the Twenty-third day of March, 1950,	ELIZABETH T. HILL,
(Names of Incorporators)

KIMBALL HILL, and RICHARD A. SCOTT personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

Place
NOTARIAL SEAL
Here	/s/ Doris M. Gratigny
Notary Public

FORM B

ARTICLES OF INCORPORATION

The following fees are required to be paid at the time of issuing certificate of incorporation: Filing Fee $20.00; Initial license fee of 50c per $1000.00 or 1/20 of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); Franchise tax of 1/20 of 1% of the issued, as above noted. However, the minimum annual franchise tax is $10.00 and varies monthly on $20,000 or less, as follows: January, $15; February, $14.17; March, $13.34; April, $12.50; May, [ILLEGIBLE] 67; June, $10.84; July, $10.00; Aug. $9.17; Sept. [ILLEGIBLE] Oct., $7.50; Nov., $6.67; Dec., $5.84; (See Sec. [ILLEGIBLE] 33, BCA).

In excess of $20,000.00 the franchise tax per $1000.00 is as follows: Jan., $0.75; Feb., .7084; March, ..6667; April, .625; May, .5834; June, .5417; July, .50; Aug., .4584; Sept., ..4167; Oct., .375; Nov., .3334; Dec., .2917.

All shares issued in excess of the amount mentioned in Article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; other-wise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $1.00 instead of $20.00.

(88113)-10M-10-49	FILED
MAR 24 1950
/s/ Edward J. Barrett
Sec’y of State

[Seal]

Certificate No. 6

To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of KIMBALL HILL & ASSOCIATES, INC. have been filed in the Office of the Secretary of State on the 16th day of July A.D. 1953, as provided by “THE BUSINESS CORPORATION ACT” of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, CHARLES F. CARPENTIER, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield, this 16th day of July A.D. 1953 and of the Independence of the United States the one hundred and 78th.

(SEAL)	/s/ Charles F. Carpentier
SECRETARY OF STATE.

Form BCA-55

(Do not write in this space)
Date Paid 7-16-53
Initial License Fee $
Franchise Tax $
(File in Duplicate)	Filing Fee $
	Clerk	/s/ [ILLEGIBLE]

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

KIMBALL HILL & ASSOCIATES, INC.

(Exact Corporate Name)

TO CHARLES F. CARPENTIER,
Secretary of State
Springfield, Illinois

The undersigned corporation, for the purpose, of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST:  The name of the corporation is:

KIMBALL HILL & ASSOCIATES, INC.

ARTICLE SECOND:  The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

Resolved that the object of the corporation be amended by adding thereto the following:

To negotiate, solicit, sell or otherwise deal with insurance of every nature and description, either as agent or as broker, or both.

PAID
JUL 16 1953

/s/ Charles F. Carpentier
Secretary of State

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD:  The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was ten (10); and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class	Number of Shares
Common	10

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE FOURTH:  The number of shares voted for said amendment or amendments was ten (10); and the number of shares voted against said amendment or amendments was none. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

Number of Shares Voted
Class	For	Against

(Disregard this Article where the amendments contain no such provisions.)

ARTICLE FIFTH:  The manner in which the exchange, reclassification, or cancellation of issued shares, or the reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for said amendment or amendments, shall be effected, is as follows:

(Disregard this Paragraph where amendments do not affect stated capital or paid-in surplus.)	ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effecting a change in the amount of stated capital or the amount of paid-in surplus, or both, is effected is as follows:

(Disregard this Paragraph where amendments do not affect stated capital or paid-in surplus.)	Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by said amendment or amendments are as follows:

	Before Amendment	After Amendment
Stated capital	$	$

Paid-in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its              President, and its corporate seal to be hereto affixed, attested by its                Secretary, this 9th day of July, 1953.

KIMBALL HILL & ASSOCIATES, INC.
(Exact Corporate Name)

By	/s/ Lynn H. Tracy
	Its	President

ATTEST:

/s/ Elizabeth J. Hill
Its	Secretary

STATE OF	ILLINOIS	}
COUNTY OF	COOK	}	ss.

I, DORIS M. GRATIGNY, a Notary Public, do hereby certify that on the 10th day of July 1953, LYNN H. TRACY personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

PLACE
(NOTARIAL SEAL)	/s/ Doris M. Gratigny
HERE	Notary Public.

Form BCA. 55

Box 3187	File 053

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION

of

KIMBALL HILL & ASSOCIATES, INC.

Amended Object

FILED

JUL 16 1953

/s/ Charles F. Carpentier

Secretary of State

FILE IN DUPLICATE

Filing Fee $20.00

(64602—5M—2—53)

[Seal]

Certificate Number 9421

To all to whom these Presents Shall Come, Greeting:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of KIMBALL HILL & ASSOCIATES, INC. have been filed in the Office of the Secretary of State on the 1st day of May A.D. 1969, as provided by “THE BUSINESS CORPORATION ACT” of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, PAUL POWELL, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 1st day of May A.D. 1969 and of the Independence of the United States the one hundred and 93rd.

(SEAL)	/s/ Paul Powell
SECRETARY OF STATE.

FORM BCA-55
(Do not write in this space)
Date Paid 5-1-69
	License Fee	$
	Franchise Tax	$
(File in Duplicate)	Filing Fee	$ 25.00
	Clerk	[/s/ [ILLEGIBLE]

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION	[ILLEGIBLE]

OF

KIMBALL HILL & ASSOCIATES, INC.
(Exact Corporate Name)

To PAUL POWELL,
Secretary of State
Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST: The name of the corporation is:

KIMBALL HILL & ASSOCIATES, INC.

ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

Article First is amended to change the name of the corporation to “KIMBALL HILL, INC.”

PAID
MAY 1 1969
/s/ Paul Powell
Secretary of State

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD:  The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 10; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class	Number of Shares
Not applicable	10

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE FOURTH:  The number of shares voted for said amendment or amendments was 10; and the number of shares voted against said amendment or amendments was -0-.The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

	Number of Shares Voted
Class	For	Against
Not applicable	10	-0-

(Disregard these items unless the amendment restates the articles of incorporation.)	Item 1. On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had shares issued, itemized as follows:

Class	Series (If Any)	Number of Shares	Par value per share or statement that shares are without par value

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $ and a paid-in surplus of $ or a total of $ .

(Disregard this Article where this amendment contains no such provisions:)

ARTICLE FIFTH:  The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)	ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid in surplus.)	Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

	Before Amendment	After Amendment
Stated capital	$	$
Paid-in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its            President, and its corporate seal to be hereto affixed, attested by its                Secretary, this 29th day of April, 1969.

KIMBALL HILL & ASSOCIATES, INC.
(Exact Corporate Name)

By:	/s/ Floyd J. Eldridge
	Its	President

ATTEST:

/s/ [ILLEGIBLE]
Its Secretary

STATE OF ILLINOIS	ss.
COUNTY OF COOK

I, Louise Healy a Notary Public, do hereby certify that on the     day of April 1969, Floyd J. Eldridge personally appeared before me and, being first duly sworn by me, acknowledge that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

PLACE	/s/ Louise Healy
(NOTARIAL SEAL)	Notary Public
HERE

Form BCA-55

Box 3187	File 055-1

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION

of

KIMBALL HILL & ASSOCIATES, INC.

FILED

MAY 1 1969

/s/ Paul Powell
Secretary

FILE IN DUPLICATE

Filing Fee $25.00

Filing Fee for Re-Stated Articles $100.00

(Rev. 2. Req. 134-41460-20M-6-7) 177-0

[Seal]

File Number 3187-055-1

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCOPORATION OF KIMBALL HILL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 5TH day of JULY A. D. 1994 and of the Independence of the United States the two hundred and 19TH.

/s/ George H. Ryan
SECRETARY OF STATE

Form BCA-10.30	ARTICLES OF AMENDMENT
(Rev. Jan. 1991)		File# 3187-055-1

George H. Ryan		SUBMIT IN DUPLICATE
Secretary of State	FILED
Department of Business Services	JUL 05 1994	This space for use by
Springfield, IL 62756	PAID	Secretary of State
Telephone (217) 782-1832	JUL 11 1994
Date 07-5-94

		Franchise Tax	$
Remit payment in check or money	GEORGE H. RYAN	Filing Fee	$ 25.00
order, payable to “Secretary of State.”	SECRETARY OF STATE	Penalty	$

		Approved:	/s/ [ILLEGIBLE]

1.	CORPORATE NAME:	Kimball Hill, Inc.
(Note 1)
2.	MANNER OF ADOPTION AND TEXT OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on May 7 ,
1994 in the manner indicated below. (“X” one box only)

☐

By a majority of the incorporators, provided no directors were named in the articles of Incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)
	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)
☐

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)
☐

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Note 4)
☒

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

(NEW NAME)

All changes other than name, Include on page 2
(over)

Text of Amendment

(Any article being amended is required to be set forth in its entirety)

ARTICLE FIVE

PARAGRAPH 1:  The aggregate number of shares which, the corporation is authorized to issue is 10,000,000 divided into one (1) class. The designation of that class, the number of shares of that class, and the par value of the shares of that class are as follows:

Class	Series	Number of Shares	Par Value

Common	None	10,000,000	No par

PARAGRAPH 2:  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares are as follows:

(A)      There are no preferences or special or relative rights with respect to any of the shares of common stock of the corporation other than as set forth below.

(B)      Cumulative voting of any and all shares of stock of the corporation is eliminated entirely in all circumstances.

(C)      Any preemptive rights of any shareholder to acquire any additional shares of the corporation are eliminated in all respects.

(D)      All existing issued shares of stock of the corporation are split by multiplying them by the number 236,835.871.

(E)       A majority of the outstanding shares of stock of the corporation entitled to vote on any matter, but not less than a majority of the outstanding shares of each class of shares entitled at any time to vote as a class on the matter, may approve any corporate action for which shareholder approval is required. This provision supersedes any provision of the Illinois Business Corporation Act, as it may be amended, that requires for approval of corporate action a two-thirds vote of the shareholders including, without limitation, approvals by shareholders of further amendments to the Articles of Incorporation of the corporation and approvals of proposed plans of merger, consolidation or exchange.

3.         The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of Issued shares of that class, provided for or effected by this amendment is as follows: (If not applicable, insert “No change”) The number of authorized shares of no par common stock, which is the only class of stock of the corporation, is increased from 100 to 10,000,000. Each of the 12.667 shares now issued shall be split and exchanged for 236,835.871 shares so that the total issued shares are increased from 12.667 to 3,000,000.

4.         (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

No change.

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)

No change.

	Before Amendment	After Amendment

Paid-in Capital	$	$

(Complete either Item 5 or 6 below)

5.         The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	June 3	, 1994	Kimball Hill, Inc.
(Exact Name of Corporation)
attested by	/s/ Barbara G. Cooley	by	/s/ David K. Hill
(Signature of Secretary or Assistant Secretary)	(Signature of President or Vice President)
Barbara G. Cooley, Secretary	David K. Hill, Jr., President
(Type or Print Name and Title)	(Type or Print Name and Title)

6.         If amendment is authorized by the incorporators, the incorporators must sign below.

OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated	, 19

NOTES and INSTRUCTIONS

NOTE 1:       State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:       Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.                                                                                                                                   (§ 10.10)

NOTE 3:       Directors may adopt amendments without shareholder approval in only six instances, as follows:

(a)       to remove the names and addresses of directors named in the articles of incorporation;

(b)       to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

(c)       to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

(d)       to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

(e)       to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

(f)        to restate the articles of incorporation as currently amended.                                                                       (§ 10.15)

NOTE 4:       All amendments not adopted under §10.10 or §10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.                                                                                                                            (§ 10.20)

NOTE 5:       When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.                                                                              (§§ 7.10 & 10.20)

The filing fee for articles of amendment - $25.00

The filing fee for restated articles - $100.00.

File Number 3187-055-1

State of Illinois
Office of
The Secretary of State

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF KIMBALL HILL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 18TH day of June A.D. 1998 and of the Independence of the United States the two hundred and 22ND.

/s/ George H. Ryan
Secretary of State

Form BCA-10.30	ARTICLES OF AMENDMENT
(Rev. Jan. 1991)		File# D 3187-055-1

George H. Ryan		SUBMIT IN DUPLICATE
Secretary of State	FILED
Department of Business Services	JUN 18 1998	This space for use by
Springfield, IL 62756	PAID	Secretary of State
Telephone (217) 782-1832	JUN 19 1998
Date 06-18-98

		Franchise Tax	$
Remit payment in check or money	GEORGE H. RYAN	Filing Fee	$ 25.00
order, payable to “Secretary of State.”	SECRETARY OF STATE	Penalty	$

		Approved:	/s/ [ILLEGIBLE]

1.	CORPORATE NAME:	Kimball Hill, Inc.
(Note 1)
2.	MANNER OF ADOPTION AND TEXT OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on May 15 ,
1998 in the manner indicated below. (“X” one box only)

☐

By a majority of the incorporators, provided no directors were named in the articles of Incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)
	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)
☐

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)
☐

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Note 4)
☒

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:
EXPEDITED
(NEW NAME)
JUN 18 1998
SECRETARY OF STATE

All changes other than name, Include on page 2
(over)

Text of Amendment

(Any article being amended is required to be set forth in its entirety)

See Article Five attached

ARTICLE FIVE

PARAGRAPH 1:  The aggregate number of shares which the Corporation is authorized to issue is 13,000,000 divided into two (2) classes. The designations of each class, the number of shares of that class, and the par value of the shares of that class are as follows:

Class	Series	Number of Shares	Par Value

Common	None	10,000,000	No par value

Preferred	$.12 Series A	3,000,000	No par value

PARAGRAPH 2:  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares are, in addition to those provided for in Paragraph 3 below, as follows:

(A)      There are no preferences or special or relative rights with respect to any of the shares of stock of the Corporation other than as set forth in this Article Five.

(B)      There shall be no cumulative voting of any shares of Common stock of the Corporation. The holders of the Preferred stock shall not have any voting rights.

(C)      Any preemptive rights of any shareholder to acquire any additional shares of the Corporation are eliminated in all respects.

(D)      A majority of the outstanding shares of stock of the Corporation entitled to vote on any matter, but not less than a majority of the outstanding shares of each class of shares entitled at any time to vote as a class on the matter, may approve any corporate action for which shareholder approval is required. This provision supersedes any provision of the Illinois Business Corporation Act, as it may be amended, that requires for approval of corporate action a two-thirds vote of the shareholders including, without limitation, approvals by shareholders of further amendments to the Articles of Incorporation of the Corporation and approvals of proposed plans of merger, consolidation or exchange.

PARAGRAPH 3:  The Corporation establishes a series of $.12 Preferred Stock, Series A, as follows:

Section 1.  Designation; Number of Shares. The shares of such series shall be designated as “$.12 Preferred Stock, Series A” (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 3,000,000.

Section 2.  Par Value; No Cumulative Voting; No Preemptive Rights. As provided in Paragraph 1 of Article Five of the Corporation’s Articles of Incorporation, the Series A Preferred Stock shall have no par value. As provided in Paragraph 2 of Article Five of the Corporation’s Articles of Incorporation, holders of Series A Preferred Stock shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

Section 3.  Rank. The Series A Preferred Stock shall rank prior to all of the common stock, no par value, of the Corporation (the “Common Stock”), now outstanding or hereafter issued, both as to payment of dividends and as to distributions of assets upon the liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary. So long as any shares of the Series A Preferred Stock remain outstanding, no stock of any class or series of the Corporation shall rank prior to or pari passu with the Series A Preferred Stock, as to liquidation preference, dividends, or distributions.

Section 4.  Dividends and Distributions. The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $.12 per annum per share, and no more. Such dividends shall be fully cumulative, shall accumulate without interest from the date of original issuance of the Series A Preferred Stock, and shall be payable quarterly in arrears in cash on each January 1, April 1, July 1, and October 1 commencing July 1, 1998 (provided, that if any such date is a Saturday, Sunday, or legal holiday in the place where such dividend is to be paid, then such dividend shall be payable without interest on the next day that is not a Saturday, Sunday, or legal holiday) to holders of record as they appear on the stock books of the Corporation on such record dates as shall be fixed by the Board of Directors. Such record dates shall be not more than sixty (60) nor less than ten (10) days preceding the respective dividend payment dates. The amount of dividends payable per share of Series A Preferred Stock for each full quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and for any other period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors. No dividends or other distributions, other than dividends payable solely in shares of Common Stock, shall be paid or set apart for payment on, and no purchase, redemption, or other acquisition shall be made by the Corporation of, any shares of Common Stock unless and until all accumulated and unpaid dividends on the Series A Preferred Stock, including the full dividend for the then-current quarterly dividend period, shall have been paid or declared and set apart for payment.

2

Any reference to “distribution” contained in this Section 4 shall not be deemed to include any distribution made in connection with a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

Section 5.  Liquidation Preference. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $1.00 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock. The entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock. After payment in full of the liquidation preference of the shares of the Series A Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. For the purposes of this Section 5, a consolidation or merger of the Corporation with or into any other person or entity, or a sale or transfer of all or substantially all the Corporation’s assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company, unless, with respect to a merger, consolidation, or sale, the holders of shares of Common Stock immediately preceding such merger or consolidation hold at least a majority of the equity securities of the surviving entity entitled to vote in the election of directors (or similar governing body) of the surviving entity.

Section 6.  Optional and Mandatory Redemption. The Corporation, at its option, may, redeem at any time all, or from time to time any portion, of the Series A Preferred Stock on any date set by the Board of Directors, at the cash redemption price of $1.00 per share plus, in each case, an amount per share in cash equal to all dividends on the Series A Preferred Stock accumulated and unpaid on such share, whether or not declared, to the date fixed for redemption (such sum being hereinafter referred to as the “Total Redemption Price”). The Corporation shall redeem 1,000,000 of the outstanding shares of the Series A Preferred Stock on each of the following dates at the Total Redemption Price (individually, a “Mandatory Redemption”): (i) July 1, 2001; (ii) July 1, 2002; and (iii) July 1, 2003.

In case of the redemption of less than all of the then outstanding Series A Preferred Stock, the Corporation shall designate by lot, or in such other manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Notwithstanding the foregoing, the Corporation shall not redeem less than all of the Series A Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all Series A Preferred Stock then outstanding shall have been paid for all past dividend periods.

3

Not more than sixty (60) nor less than thirty (30) days prior to the redemption date, notice by first class mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock to be redeemed, addressed to such shareholders at their last addresses as shown on the stock books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption, the Total Redemption Price, the place or places of payment, that payment of the Total Redemption Price will be made upon presentation and surrender of certificates representing the shares of Series A Preferred Stock, that accumulated but unpaid dividends to the date fixed for redemption will be paid on the date fixed for redemption, and that on and after the redemption date, dividends will cease to accumulate on such shares.

Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of the Series A Preferred Stock receives such notice; and failure so to give such notice, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Total Redemption Price. If fewer than all the shares represented by any such surrendered certificate or certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside with Residential Funding Corporation or a commercial bank satisfactory to Residential Funding Corporation in its sole discretion, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accumulate on and after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be shareholders, and all rights whatsoever with respect to such shares (except the right of the holders thereof to receive the Total Redemption Price without interest upon surrender of their certificates) shall terminate.

Section 7.  Series A Preferred Stock Not Redeemable at Option of Holders, Exchangeable, or Convertible: No Sinking Fund. The Series A Preferred Stock shall not be redeemable upon the request of holders thereof or exchangeable for other capital stock or indebtedness of the Corporation or other property. The Series A Preferred Stock shall not be convertible into other capital stock of the Corporation. The Series A Preferred Stock shall not be subject to the operation of a purchase, retirement, or sinking fund.

Section 8.  Voting Rights. The holders of Series A Preferred Stock shall not have any voting rights except as from time to time required by law.

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Section 9.  Outstanding Shares. For purposes of this Certificate of Designations, all shares of Series A Preferred Stock shall be deemed outstanding except for (a) shares of Series A Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation, and (b) from the date fixed for redemption pursuant to Section 6, all shares of Series A Preferred Stock that have been called for redemption, provided that funds necessary for such redemption are available therefor and have been irrevocably deposited or set aside for such purpose.

Section 10.  Status of Series A Preferred Stock Upon Retirement. Shares of Series A Preferred Stock that are acquired or redeemed by the Corporation shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation of all outstanding shares of Series A Preferred stock, all provisions of this Paragraph 3, and any references to the Series A Preferred Stock, shall cease to be of further effect.

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3.         The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert “No change”)

No change

4.         (a) The manner in which said amendment affects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert “No change”)

No change

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert “No change”)

No change

	Before Amendment	After Amendment

Paid-in Capital	$	$

(Complete either Item 5 or 6 below)

5.         The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	June 16,	19	98	Kimball Hill, Inc.
(Exact Name of Corporation)
attested by	/s/ JoAnn M. Peterson			by	/s/ Hal H. Barber
(Signature of Secretary or Assistant Secretary)				(Signature of President or Vice President)
		JoAnn M. Peterson, Secretary		Hal H. Barber, Sr. Vice President
(Type or Print Name and Title)				(Type or Print Name and Title)

6.         If amendment is authorized by the incorporators, the incorporators must sign below.

OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated                             , 19

NOTES and INSTRUCTIONS

NOTE 1:        State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:        Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.                                                                                                                              (§ 10.10)

NOTE 3:        Directors may adopt amendments without shareholder approval in only six instances, as follows:

(a)       to remove the names and addresses of directors named in the articles of incorporation;

(b)       to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

(c)       to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

(d)       to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

(e)       to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

(f)        to restate the articles of incorporation as currently amended.                                                                       (§ 10.15)

NOTE 4:        All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.                                                                                                                             (§ 10.20)

NOTE 5:        When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.                                                                                (§§ 7.10 & 10.20)

The filing fee for articles of amendment - $25.00

The filing fee for restated articles - $100.00.

File Number 3187- 055-1

State of Illinois
Office of
The Secretary of State

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF KIMBALL HILL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 20TH day of DECEMBER A.D. 2000 and of the Independence of the United States the two hundred and 25TH.

/s/ Jesse White
Secretary of State

Form BCA-10.30	ARTICLES OF AMENDMENT
(Rev. Jan. 1999)		File# D 3187-055-1

Jesse White		SUBMIT IN DUPLICATE
Secretary of State	FILED
Department of Business Services	DEC 20 2000	This space for use by
Springfield, IL 62756	PAID	Secretary of State
Telephone (217) 782-1832	JAN 04 2001
Date 12-20-00
Remit payment in check or money	Expedited Services
order, payable to “Secretary of State.”		Franchise Tax	$
	JESSE WHITE	Filing Fee	$ 25.00
The filing fee for restated articles of	SECRETARY OF STATE	Penalty	$
amendment - $100.00
		Approved:	/s/ [ILLEGIBLE]
http://www.sos.state.il.us

1.	CORPORATE NAME:	Kimball Hill, Inc.
(Note 1)
2.	MANNER OF ADOPTION AND TEXT OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on June 30 ,
		2000 in the manner indicated below. (“X” one box only)	(Month & Day)
(Year)

	☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
(Note 2)
	☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
(Note 2)
	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)
☐

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)
☐

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Notes 3 4 & 5)
☒

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)
3.	TEXT OF AMENDMENT:

	a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
Article I: The name of the corporation is:

(NEW NAME)

All changes other than name, Include on page 2
(over)

Text of Amendment

b.        (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

Existing Article Five is deleted and new
Article Five is adopted as attached.

2

ARTICLE FIVE

PARAGRAPH 1:  The aggregate number of shares which the Corporation is authorized to issue is 16,000,000 divided into two (2) classes. The designations of each class, the number of shares of that class, and the par value of the shares of that class are as follows:

Class	Series	Number of Shares	Par Value

Common	None	10,000,000	No par value

Preferred	$.15 Series A	6,000,000	No par value

PARAGRAPH 2:  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares are, in addition to those provided for in Paragraph 3 below, as follows:

(A)      There are no preferences or special or relative rights with respect to any of the shares of stock of the Corporation other than as set forth in this Article Five.

(B)      There shall be no cumulative voting of any shares of Common stock of the Corporation. The holders of the Preferred stock shall not have any voting rights.

(C)      Any preemptive rights of any shareholder to acquire any additional shares of the Corporation are eliminated in all respects.

(D)      A majority of the outstanding shares of stock of the Corporation entitled to vote on any matter, but not less than a majority of the outstanding shares of each class of shares entitled at any time to vote as a class on the matter, may approve any corporate action for which shareholder approval is required. This provision supersedes any provision of the Illinois Business Corporation Act, as it may be amended, that requires for approval of corporate action a two-thirds vote of the shareholders including, without limitation, approvals by shareholders of further amendments to the Articles of Incorporation of the Corporation and approvals of proposed plans of merger, consolidation or exchange.

PARAGRAPH 3:  The Corporation establishes a series of $.15 Preferred Stock, Series A, as follows:

Section 1. Designation; Number of Shares. The shares of such series shall be designated as “$.15 Preferred Stock, Series A” (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 6,000,000.

1

Section 2.  Par Value; No Cumulative Voting; No Preemptive Rights. As provided in Paragraph 1 of Article Five of the Corporation’s Articles of Incorporation, the Series A Preferred Stock shall have no par value. As provided in Paragraph 2 of Article Five of the Corporation’s Articles of Incorporation, holders of Series A Preferred Stock shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

Section 3.  Rank. The Series A Preferred Stock shall rank prior to all of the common stock, no par value, of the Corporation (the “Common Stock”), now outstanding or hereafter issued, both as to payment of dividends and as to distributions of assets upon the liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary. So long as any shares of the Series A Preferred Stock remain outstanding, no stock of any class or series of the Corporation shall rank prior to or pari passu with the Series A Preferred Stock, as to liquidation preference, dividends, or distributions.

Section 4.  Dividends and Distributions. The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $.12 per annum per share, and no more. Such dividends shall be fully cumulative, shall accumulate without interest from the date of original issuance of the Series A Preferred Stock, and shall be payable quarterly in arrears in cash on each January 1, April 1, July 1, and October 1 commencing October 1, 2000 (provided, that if any such date is a Saturday, Sunday, or legal holiday in the place where such dividend is to be paid, then such dividend shall be payable without interest on the next day that is not a Saturday, Sunday, or legal holiday) to holders of record as they appear on the stock books of the Corporation on such record dates as shall be fixed by the Board of Directors. Such record dates shall be not more than sixty (60) nor less than ten (10) days preceding the respective dividend payment dates. The amount of dividends payable per share of Series A Preferred Stock for each full quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and for any other period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors. No dividends or other distributions, other than dividends payable solely in shares of Common Stock, shall be paid or set apart for payment on, and no purchase, redemption, or other acquisition shall be made by the Corporation of, any shares of Common Stock unless and until all accumulated and unpaid dividends on the Series A Preferred Stock, including the full dividend for the then-current quarterly dividend period, shall have been paid or declared and set apart for payment.

2

Any reference to “distribution” contained in this Section 4 shall not be deemed to include any distribution made in connection with a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

Section 5.  Liquidation Preference. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $1.00 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock. The entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock. After payment in full of the liquidation preference of the shares of the Series A Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. For the purposes of this Section 5, a consolidation or merger of the Corporation with or into any other person or entity, or a sale or transfer of all or substantially all the Corporation’s assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company, unless, with respect to a merger, consolidation, or sale, the holders of shares of Common Stock immediately preceding such merger or consolidation hold at least a majority of the equity securities of the surviving entity entitled to vote in the election of directors (or similar governing body) of the surviving entity.

Section 6.  Optional and Mandatory Redemption. The Corporation, at its option, may, redeem at any time all, or from time to time any portion, of the Series A Preferred Stock on any date set by the Board of Directors, at the cash redemption price of $1.00 per share plus, in each case, an amount per share in cash equal to all dividends on the Series A Preferred Stock accumulated and unpaid on such share, whether or not declared, to the date fixed for redemption (such sum being hereinafter referred to as the “Total Redemption Price”). The Corporation shall redeem 1,000,000 of the outstanding shares of the Series A Preferred Stock on each of the following dates at the Total Redemption Price (individually, a “Mandatory Redemption”): (i) December 15, 2000; (ii) June 15, 2001; (iii) December 15, 2001; (iv) June 15, 2002; (v) December 15, 2002; and (vi) June 15, 2003.

In case of the redemption of less than all of the then outstanding Series A Preferred Stock, the Corporation shall designate by lot, or in such other manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Notwithstanding the foregoing, the Corporation shall not redeem less than all of the Series A Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all Series A Preferred Stock then outstanding shall have been paid for all past dividend periods.

Not more than sixty (60) nor less than thirty (30) days prior to the redemption date, notice by first class mail, postage prepaid, shall be given to the holders of record

3

of the Series A Preferred Stock to be redeemed, addressed to such shareholders at their last addresses as shown on the stock books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption, the Total Redemption Price, the place or places of payment, that payment of the Total Redemption Price will be made upon presentation and surrender of certificates representing the shares of Series A Preferred Stock, that accumulated but unpaid dividends to the date fixed for redemption will be paid on the date fixed for redemption, and that on and after the redemption date, dividends will cease to accumulate on such shares.

Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of the Series A Preferred Stock receives such notice; and failure so to give such notice, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Total Redemption Price. If fewer than all the shares represented by any such surrendered certificate or certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefore and shall have been irrevocably deposited or set aside with Residential Funding Corporation or a commercial bank satisfactory to Residential Funding Corporation in its sole discretion, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accumulate on and after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be shareholders, and all rights whatsoever with respect to such shares (except the right of the holders thereof to receive the Total Redemption Price without interest upon surrender of their certificates) shall terminate.

Section 7.  Series A Preferred Stock Not Redeemable at Option of Holders, Exchangeable, or Convertible; No Sinking Fund. The Series A Preferred Stock shall not be redeemable upon the request of holders thereof or exchangeable for other capital stock or indebtedness of the Corporation or other property. The Series A Preferred Stock shall not be convertible into other capital stock of the Corporation. The Series A Preferred Stock shall not be subject to the operation of a purchase, retirement, or sinking fund.

Section 8.  Voting Rights. The holders of Series A Preferred Stock shall not have any voting rights except as from time to time required by law.

Section 9.  Outstanding Shares. For purposes of this Certificate of Designations, all shares of Series A Preferred Stock shall be deemed outstanding except for (a) shares of Series A Preferred Stock held of record or beneficially by the

4

Corporation or any subsidiary of the Corporation, and (b) from the date fixed for redemption pursuant to Section 6, all shares of Series A Preferred Stock that have been called for redemption, provided that funds necessary for such redemption are available therefore and have been irrevocably deposited or set aside for such purpose.

Section 10.  Status of Series A Preferred Stock Upon Retirement. Shares of Series A Preferred Stock that are acquired or redeemed by the Corporation shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation of all outstanding shares of Series A Preferred stock, all provisions of this Paragraph 3, and any references to the Series A Preferred Stock, shall cease to be of further effect.

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4.               The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

1.        Existing 3,000,000 $.12 Series A preferred stock shares exchanged for 3,000,000 $.15 Series A preferred stock shares.

2.        Additional 3,000,000 $.15 Series A preferred stock shares were issued.

5.               (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

Paid-in capital increased from $4,675,000.00 to $7,675,000.

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)

	Before Amendment	After Amendment

Paid-in Capital	$4,675,000	$7,675,000

(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.         The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	June 30 ,	2000	Kimball Hill, Inc.
	(Month & Day)	(Year)	(Exact Name of Corporation at date of execution)
attested by	/s/ JoAnn Peterson		by	/s /Hal H. Barber
	(Signature of Secretary or Assistant Secretary)			(Signature of President or Vice President)
	JoAnn Peterson, Secretary			Hal H. Barber, Sr. Vice President
	(Type or Print Name and Title)			(Type or Print Name and Title)

7.         If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated		,
	(Month & Day)		(Year)

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File # 31870551
Form BCA-5.10
NFP-105.10
(Rev. Jan. 1999)		SUBMIT IN DUPLICATE

Jesse White		This space for use by
Secretary of State		Secretary of State
Department of Business Services		Date OCT 09 2001
Springfield, IL 62756
Telephone (217) 782-3647
http://www.sos.state.il.us		Filing Fee $5
FILED
STATEMENT OF	OCT 09 2001	Approved:	/s/ [ILLEGIBLE]
CHANGE
OF REGISTERED AGENT	JESSE WHITE
AND/OR REGISTERED	SECRETARY OF STATE	Remit payment in check or money order,
OFFICE		payable to “Secretary of State.”

		Type or print in black ink only. See reverse side for signature(s).		PAID OCT 10 2001 Expedited Services

1.	CORPORATE NAME:	Kimball Hill, Inc.

2.	STATE OR COUNTRY OF INCORPORATION:		Illinois

3.			Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):
Registered Agent		Jacqueline	Denise	Butler
		First Name	Middle Name	Last Name
Registered Office		5999 New Wilke Rd. Building 504
		Number	Street	Suite No.(A P.O. Box alone is not acceptable)
		Rolling Meadows	60008	Cook
		City	ZIP Code	County

4.	Name and address of the registered agent and registered office shall be (after all changes herein reported):
Registered Agent		C T Corporation System
		First Name	Middle Name	Last Name
Registered Office		c/o C T Corporation System, 208 South LaSalle Street
		Number	Street	Suite No. (A P.O. Box alone is not acceptable)
		Chicago	60604	Cook
		City	ZIP Code	County

5.         The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.         The above change was authorized by: (“X” one box only)

a.	☒ By resolution duly adopted by the board of directors.	(Note 5)
b.	☐ By action of the registered agent.	(Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.         (If authorized by the board of directors, sign here. See Note 5)

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	October 3 ,	2001		Kimball Hill, Inc.
	(Month & Day)	(Year)		(Exact Name of Corporation)

attested by	/s/ JoAnn Peterson		by	/s/ Hal H. Barber
	(Signature of Secretary or Assistant Secretary)			(Signature of President or Vice President)
	JoAnn Peterson, Secretary		Hal H. Barber, Senior Vice President—Finance
	(Type or Print Name and Title)			(Type or Print Name and Title)

(if change of registered office by registered agent, sign here. See Note 6)

The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated		,
	(Month & Day)		(Year)	(Signature of Registered Agent of Record)

NOTES

1.         The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.         The registered office must include a street or road address; a post office box number alone is not acceptable.

3.         A corporation cannot act as its own registered agent.

4.         If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5.         Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6.         The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.